SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): APRIL 6, 1998

                               ------------------


                             ATLANTIS PLASTICS, INC.
             (Exact name of registrant as specified in its charter)

                                     FLORIDA
                 (State or other jurisdiction of incorporation)

           001-09487                                      06-1088270
    (Commission File Number)                   (IRS Employer Identification No.)

                          1870 THE EXCHANGE, SUITE 200
       ATLANTA, GEORGIA                                 30339
   (Address of principal executive offices)            (Zip Code)

                                 (800) 497-7659
               Registrant's telephone number, including area code


          (Former name or former address, if changed since last report)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         The accounting firm of Coopers & Lybrand L.L.P. ("Coopers & Lybrand") served Atlantis Plastics, Inc. (the "Company") as its independent accountants with respect to calendar years 1990-1997. Effective April 6, 1998, Coopers & Lybrand was dismissed by the Company's Board of Directors (pursuant to a duly authorized telephone conference call on April 6, 1998) based upon the recommendation of the Audit Committee (which recommendation was made pursuant to a duly authorized telephone conference call on April 6, 1998). During the Company's two most recent calendar years, there were no (i) disagreements between the Company and Coopers & Lybrand on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Coopers & Lybrand, would have caused it to make reference to the subject matter of the disagreement in connection with its reports, or (ii) reportable events as defined in paragraph (a)(1)(v) of Item 304 of Regulation S-K. Coopers & Lybrand's reports on the financial statements of the Company for the two most recent calendar years did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. Upon recommendation by the Audit Committee effective April 6, 1998, the Company's Board of Directors engaged Ernst & Young LLP ("Ernst & Young") as the Company's independent accountants for calendar year 1998. During the Company's two most recent years and all subsequent periods, Ernst & Young was not consulted regarding any matters set forth in paragraphs (a)(2)(i) or (ii) of
Item 304 of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) & (b)         None.

         (c)               Exhibits

                           16 Acknowledgment Letter from Coopers & Lybrand L.L.P. regarding its dismissal as the Company's independent public accountants.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ATLANTIS PLASTICS, INC.



Dated:  April 6, 1998                    By:/S/ PAUL RUDOVSKY
                                            ------------------------------------
                                            Paul Rudovsky
                                            Executive Vice President,
                                             Finance and Administration


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                                 EXHIBIT INDEX


       EXHIBIT                            DESCRIPTION


         16 Acknowledgment Letter from Coopers & Lybrand L.L.P. regarding its dismissal as the Company's independent public accountants.